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EXHIBIT 10.14


                                                                FISCAL YEAR 2003
                                                                EXECUTIVE BONUS
                                                                PLAN


                                                                Airgas, Inc.


                                                                April 2002





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PURPOSE OF THIS DOCUMENT



================================================================================
The purpose of this document is to allow bonus eligible employees at Airgas, Inc. to understand the mechanics, measures, and other design features of the Fiscal Year 2003 Executive Bonus Plan, and serve as a guide in the implementation and administration of the plan. Included are payout schedules, specific definitions and terminology, and basic plan governance.
















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AIRGAS, INC. FISCAL YEAR 2003 EXECUTIVE BONUS PLAN



================================================================================

PURPOSE OF THE PLAN
The purpose of the Airgas, Inc. Fiscal Year 2003 Executive Bonus Plan (the "Plan") is to align Management's efforts with the strategic goals of the Company through competitive annual incentive opportunities. This plan will be effective from April 1, 2002 to March 31, 2003 (the "Plan Year").

ELIGIBILITY
Participation in the plan is determined by the function manager
(e.g., CFO, CIO, Senior Vice President, Legal, and Corporate Development).

TARGET AWARDS
Participants in the Executive Bonus Plan will be eligible for an annual cash incentive award (the "Award") based on the achievement of predetermined goals. An annual incentive or bonus target is generally determined based on the participant's position in the organization, and can vary according to the judgement of management.

PERFORMANCE MEASUREMENT
Final Award payments are determined by adjusting the target award upward or downward based on achievement relative to a variety of performance measures, including: corporate financial goals, individual accountabilities, Operating Company and Area performance metrics. Depending upon an individual's position and responsibilities, these various performance measures, assessed based on different weightings, will determine the Award. Participants at the corporate level will not be measured on the financial performance of any operating company. There will be four different types of bonus plans: Corporate, Project One, Operating Company Management and Area Managers. Each of these plans is described below.

TOTAL AIRGAS PERFORMANCE
Assessment of Total Airgas performance is based on achievement relative to EARNING PER SHARE (EPS) AND RETURN ON CAPITAL (ROC). The Management Committee chose these measures since generating profitable growth is a critical factor in driving appreciation in stock price and it is critical for Airgas to raise its return on investment. Performance against these measures will be determined based on achievement relative to predetermined targets for the Plan Year, as set forth by the Management Committee. Earnings per share and Return on Capital, for the purposes of the Plan, are defined below:

--------------------------------------------------------------------------------
                                  Net Profit After Taxes
        EPS
                     Weighted Average Shares Outstanding During the year

                   *Net profit is after bonus accruals and excludes any
                   large, non-recurring, one-time gains or charges at the
                         discretion of the Management Committee.
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        ROC       EBITDA - (80% x Depreciation Expense) - Unleveraged Cash Taxes

                         Average Capital Outstanding During the Year

--------------------------------------------------------------------------------


INDIVIDUAL ACCOUNTABILITIES
Individual performance is measured based on achievement relative to at least one "line-of-sight" goal in the Plan Year. Prior to each Plan Year, each participant will meet with his/her manager to develop individual performance goals that are quantifiable where possible and are aligned to the Company goals and key financial performance metrics. In addition, these goals should represent a "stretch", and are attainable, yet challenging.

OPERATING COMPANY METRICS
Assessment of operating company performance is based on achievement relative to financial performance goals set for the operating company in which the individual works. For the upcoming Plan Year, financial performance at the operating company level will be based on three measures with Return on Average Capital Employed used only for Operating Company Management:

o    Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA);
o    Sales; and
o    Return on Average Capital Employed (RACE).

Performance against these measures will be determined based on achievement relative to predetermined targets for the Plan Year, as set forth by the Management Committee.

AREA PERFORMANCE METRICS
The term "Area" can be defined as either a specific geographic area (group of branches or sales territory) or functional area. For the upcoming Plan Year, financial performance at the Area level will be based on two measures:

o    Earning Before Interest, Taxes, Depreciation, and Amortization (EBITDA);
     and

o    Sales

We recognize that EBITDA may not be an appropriate measure for Area performance in all cases. Where necessary, Operating company management will use a measure that is closely aligned with EBITDA.

Performance against these measures will be determined based on achievement relative to predetermined targets for the Plan Year, as set forth by the Management Committee.


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WEIGHTING OF PERFORMANCE GOALS

CORPORATE EMPLOYEES
For corporate employees, Award payments will be awarded based on the relative achievement of these goals carrying the following weights:

       -----------------------------------------------------
                Total Airgas        Individual Performance
       -----------------------------------------------------
                    75%                      25%
       -----------------------------------------------------
            EPS            ROC
       -----------------------------------------------------
            50%            25%
       -----------------------------------------------------


PROJECT ONE
For Project One team members, Award payments will be awarded based on the relative achievement of these goals carrying the following weights:


       -----------------------------------------------------
               Total Airgas         Individual Performance
       -----------------------------------------------------
                    50%                      50%
       -----------------------------------------------------
            EPS            ROC
       -----------------------------------------------------
            30%            20%
       -----------------------------------------------------


OPERATING COMPANY MANAGEMENT
For operating company management, Award payments will be awarded based on the relative achievement of these goals carrying the following weights:

     ----------------------------------------------------------------------------------------
         Total Airgas             Operating Company Performance    Individual Performance
              25%                              60%                          15%
     ----------------------------------------------------------------------------------------
       EPS             ROC        Sales      EBITDA       RACE
     ----------------------------------------------------------------------------------------
       15%             10%         15%         25%         20%
     ----------------------------------------------------------------------------------------


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

AREA MANAGERS
For Area managers within the operating companies, Award payments will be awarded based on the relative achievement of these goals carrying the following weights:

     --------------------------------------------------------------------------------
                                                               Operating Company
        Area Performance                Performance           Individual Performance
     --------------------------------------------------------------------------------
              50%                           25%                         25%
     --------------------------------------------------------------------------------
       Sales       EBITDA             Sales     EBITDA        Metric 1      Metric 2
     --------------------------------------------------------------------------------
        20%           30%              10%         15%         12.5%         12.5%
     --------------------------------------------------------------------------------

DETERMINING INCENTIVE PAYOUTS
Achievement relative to these specific goals determines the extent to which a participant receives an Award. For quantitative goals, such as corporate, operating company and Area financial measures, performance is assessed relative to threshold, target, and maximum levels. Prior to the Plan Year, the Management Committee will approve tables that identify corresponding incentive payout levels related to threshold, target, and maximum performance levels for quantitative goals. Levels of performance between these levels will be interpolated as appropriate (see graphs below).

For individual accountabilities a maximum achievement percentage for any single goal or group of goals is 100%, and anything short of full achievement of such goals will be given an achievement percentage between 0% and 100%. Prior to the Plan Year, the participant and his or her manager will agree on the performance framework.

PAY FOR PERFORMANCE RELATIONSHIP
The following graphs indicate the relationship between the achievement of a particular financial goal and the payout for that goal associated with that level of achievement. The weighting of these financial goals in determining an overall incentive payout depends on the participant's position and level of responsibility.

              EPS
ACHIEVEMENT          PAYOUT %
------------------------------
  ($0.10)               50%
  ($0.09)               50%
  ($0.08)               60%
  ($0.07)               60%
  ($0.06)               70%
  ($0.05)               70%
  ($0.04)               80%
  ($0.03)               80%                            [GRAPH]
  ($0.02)               90%
  ($0.01)               90%
------------------------------
   $0.00               100%
------------------------------
   $0.01               100%
   $0.02               110%
   $0.03               110%
   $0.04               115%
   $0.05               115%
   $0.06               120%
   $0.07               120%
   $0.08               125%
   $0.09               125%
   $0.10               130%


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

                ROC
ACHIEVEMENT             PAYOUT %
----------------------------------
   -0.8%                  50%
   -0.7%                  50%
   -0.6%                  70%
   -0.5%                  70%
   -0.4%                  90%
   -0.3%                  90%
----------------------------------                    [GRAPH]
   -0.2%                 100%
   -0.1%                 100%
    0.0%                 100%
    0.1%                 100%
    0.2%                 100%
----------------------------------
    0.3%                 110%
    0.4%                 110%
    0.5%                 120%
    0.6%                 120%
    0.7%                 130%
    0.8%                 130%

               RACE
ACHIEVEMENT          PAYOUT %
--------------------------------
    90%                 20%
    91%                 30%
    92%                 40%
    93%                 50%
    94%                 60%
    95%                 70%
    96%                 80%
    97%                 90%
--------------------------------                      [GRAPH]
    98%                100%
    99%                100%
   100%                100%
   101%                100%
   102%                100%
--------------------------------
   103%                110%
   104%                120%
   105%                130%
   106%                140%
   107%                150%


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
              EBITDA
ACHIEVEMENT             PAYOUT %
----------------------------------
    90%                    30%
    91%                    40%
    92%                    50%
    93%                    60%
    94%                    70%
    95%                    80%
    96%                    90%
    97%                    90%
    98%                    95%
    99%                    95%
--------------------------------
   100%                   100%                        [GRAPH]
--------------------------------
   101%                   105%
   102%                   110%
   103%                   115%
   104%                   120%
   105%                   130%
   106%                   140%
   107%                   150%


               SALES
ACHIEVEMENT             PAYOUT %
--------------------------------
    97%                    25%
    98%                    50%
    99%                    75%
--------------------------------
   100%                   100%                        [GRAPH]
--------------------------------
   101%                   110%
   102%                   120%
   103%                   130%
   104%                   140%
   105%                   150%
--------------------------------


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EXAMPLES


1.Corporate

This employee earns $50,000 and has a target percentage of 10% of her base salary or $5,000. At the end of the Plan year, this example assumes the following performance results:

     o    EPS was .01 above Plan target, which means a payout of 100%;
     o    ROC was at 0.1% above target, leading to a payout of 100%;
     o    This employee met 80% of individual goals

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE     TARGET    MULTIPLIED  PERFORMANCE              MEASURE     MULTIPLIED   ACTUAL
MEASURE          BONUS       BY        WEIGHTING    EQUALS      TARGET         BY       RESULTS   EQUALS     PAYOUT
---------------------------------------------------------------------------------------------------------------------
EPS              $5,000       X           50%          =        $2,500         X         100%        =       $2,500
---------------------------------------------------------------------------------------------------------------------
ROC              $5,000       X           25%          =        $1,250         X         100%        =       $1,250
---------------------------------------------------------------------------------------------------------------------
Individual       $5,000       X           25%          =        $1,250         X          80%        =       $1,000
Performance
---------------------------------------------------------------------------------------------------------------------
Totals                                   100%                   $5,000                                       $4,750
---------------------------------------------------------------------------------------------------------------------

2. Project One

This employee earns $50,000 and has a target percentage of 10% of her base salary or $5,000. At the end of the Plan year, this example assumes the following performance results:

     o    EPS was .01 above Plan target, which means a payout of 100%;
     o    ROC was at 0.1% above target, leading to a payout of 100%;
     o    This employee met 80% of individual goals

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE       TARGET    MULTIPLIED  PERFORMANCE               MEASURE     MULTIPLIED    ACTUAL
MEASURE            BONUS        BY       WEIGHTING     EQUALS      TARGET         BY        RESULTS    EQUALS    PAYOUT
------------------------------------------------------------------------------------------------------------------------
EPS               $5,000        X           30%          =         $1,500          X          100%       =       $1,500
------------------------------------------------------------------------------------------------------------------------
ROC               $5,000        X           20%          =         $1,000          X          100%       =       $1,000
------------------------------------------------------------------------------------------------------------------------
Individual        $5,000        X           50%          =         $2,500          X          80%        =       $2,000
Performance
------------------------------------------------------------------------------------------------------------------------
Totals                                      100%                   $5,000                                        $4,500
------------------------------------------------------------------------------------------------------------------------

3.  Operating Company Management

This employee earns $50,000 and has a target percentage of 10% of her base salary or $5,000. At the end of the Plan year, this example assumes the following performance results:

     o    EPS was .01 above Plan target, which means a payout of 100%;
     o    ROC was at 0.1% above target, leading to a payout of 100%;
     o EBITDA at the operating company was 100% of target, leading to a payout of 100%;
     o Sales at Operating company were 101% of target, leading to a payout of 110%;
     o RACE at Operating company was 101% of target, leading to a payout of 100%;
     o    Employee met 80% of individual performance goals.


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
----------------------------------------------------------------------------------------------------------------------
Performance          Target    Multiplied   Performance   Equals  Measure  Multiplied   Actual
Measure               Bonus        By        Weighting            Target       By       Results    Equals     Payout
----------------------------------------------------------------------------------------------------------------------
Total Airgas
----------------------------------------------------------------------------------------------------------------------
    -    EPS         $5,000        X            15%         =      $750        X         100%        =         $750
----------------------------------------------------------------------------------------------------------------------
    -    ROC         $5,000        X            10%         =      $500        X         100%        =         $500
----------------------------------------------------------------------------------------------------------------------
Operating Company
Performance
----------------------------------------------------------------------------------------------------------------------
    -    EBITDA      $5,000        X            25%         =      $1250       X         100%        =        $1250
----------------------------------------------------------------------------------------------------------------------
    -    Sales       $5,000        X            15%         =      $750        X         110%        =         $825
----------------------------------------------------------------------------------------------------------------------
    -    RACE        $5,000        X            20%         =     $1,000       X         100%        =        $1000
----------------------------------------------------------------------------------------------------------------------
Individual           $5,000        X            15%         =      $750        X          80%        =         $600
Performance
----------------------------------------------------------------------------------------------------------------------
Totals                                         100%               $5,000                                      $4,925
----------------------------------------------------------------------------------------------------------------------



3.  Area Managers - Operating Company

This employee earns $50,000 and has a target percentage of 10% of her base salary or $5,000. At the end of the Plan year, this example assumes the following performance results:

     o EBITDA at the Area level was 100% of target, leading to a payout of 100%;
     o Sales at the Area level was 101% of target, leading to a payout of 110%;
     o EBITDA at the Operating company was 101% of target, leading to a payout of 105%;
     o Sales at the Operating company were 102% of target, yielding a 120% payout;
     o This employee on individual performance met 60% of Metric 1 and 80% of Metric 2.


To calculate her actual bonus, we multiply each measure target dollar amount by actual performance results:

---------------------------------------------------------------------------------------------------------------------------
Performance Measure    Bonus    Multiplied   Performance             Measure    Multiplied   Actual
                       Target       By        Weighting    Equals    Target         By       Results   Equals     Payout
---------------------------------------------------------------------------------------------------------------------------
Area Performance
---------------------------------------------------------------------------------------------------------------------------
    -    EBITDA        $5,000       X            30%         =       $1,500         X         100%       =        $1,500
---------------------------------------------------------------------------------------------------------------------------
    -    Sales         $5,000       X            20%         =       $1,000         X         110%       =        $1,100
---------------------------------------------------------------------------------------------------------------------------
Operating Company
Performance
---------------------------------------------------------------------------------------------------------------------------
    -    EBITDA        $5,000       X            15%         =        $750          X         105%       =       $787.50
---------------------------------------------------------------------------------------------------------------------------
    -    Sales         $5,000       X            10%         =        $500          X         120%       =         $600
---------------------------------------------------------------------------------------------------------------------------
Individual
Performance
---------------------------------------------------------------------------------------------------------------------------
        Metric 1       $5,000       X           12.5%                 $625          X          60%                 $375
---------------------------------------------------------------------------------------------------------------------------
        Metric 2       $5,000       X           12.5%        =        $625          X          80%       =         $500
---------------------------------------------------------------------------------------------------------------------------
Totals                                          100%                 $5,000                                     $4,862.50
---------------------------------------------------------------------------------------------------------------------------


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FUNDING
The Plan will be self-funding, as corporate profitability targets will be established net of target Award payments under the Plan. Therefore, achievement of corporate profitability targets will ensure that the Plan has funded itself.

EXECUTIVE BONUS PLAN PAYMENT
At the end of the Plan Year, after all financial results have been finalized, including corporate and operating performance, the actual award payment will be determined. The Award will be paid in cash no later than 75 days following the end of the fiscal year.

ADMINISTRATION OF THE PLAN
The Management Committee of Airgas, Inc. shall have full power to administer and interpret the Plan and, in its sole discretion, may establish or amend rules of general application for the administration of the plan. The Executive Committee may amend or terminate the Plan at any time.

PARTIAL YEAR ELIGIBILITY
Employees who are eligible for the Plan for a portion of the year will receive a prorated Award based on the base salary earned while they are eligible for the Plan.

o    New hires

     -    New employees will immediately be eligible for the Plan.

     - Base salary will be accumulated from the date of hire to the end of the Plan Year, unless eligibility ceases prior to that date. Transfers--For employees who transfer from one job or employee status to another, eligibility will depend on their award eligibility before and after transferring.

     - If an employee transfers from a position that is not bonus eligible to a position that is eligible for an Award under the Plan, the annual incentive award will be prorated based on the time in the bonus eligible position. All calculations are done using year-end financial data.

     - If an employee transfers from a position that is eligible for an Award under the Plan to a position that is not bonus eligible, the annual incentive award will be prorated based on the length of time in the bonus eligible position. All calculations are done using year-end financial data.

     - If an employee transfers from one position that is eligible for an Award under the plan to another position that is eligible for an award under the plan, participation in the Plan will continue uninterrupted. However, if the transfer involves a move that will change the weightings used to determine an individual's annual incentive award, the bonus calculation will be based on the pro-rated time spent in each position. All calculations will be done using year-end data. Accountabilities must be separately established and assessed for each position separately.


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o    Promotions

     - If an employee is promoted during the fiscal year, new accountabilities must be established to reflect the new position.

o    Terminations

     - Employees who are not employed by Airgas, Inc. on the date the annual incentive award is paid will receive no payment, unless it is contractually stated in a separation agreement and except for the following circumstances.

     - Employees who retire or die during the plan year will be eligible for a prorated annual incentive award. The annual incentive award will be calculated from the date when they become eligible, normally the beginning of the Plan Year to the date of retirement or death.

o    Leave of absence

     - If an employee is on a leave of absence at the end of the fiscal year, he or she will be eligible for an Award provided that he or she returns to work as an active employee. Any Award paid will be prorated based upon the length of time the employee was actively working during the fiscal year. The calculation will be made using year-end financial data. The Award payment will be made in the next regularly scheduled payroll cycle at the end of the associate's first month of employment following his or her return from leave of absence.

     - If an employee is on a leave of absence during the fiscal year, and returns during the year, he or she will be eligible for an Award. Any Award paid will be prorated based upon the length of time an associate was actively working during the fiscal year. The calculation will be made using year-end financial data.

TAX CONSIDERATIONS AND WITHHOLDING
Participants will be required to report taxable income in the year the award is received. The company will withhold taxes in the appropriate amount on all payouts.

BANKRUPTCY
In the event Airgas, Inc. declares bankruptcy, the Executive Committee, at its discretion, may immediately discontinue the Plan. In the event that the Plan is discontinued, all participants will forfeit the right to any payments under the Plan.

FUTURE EMPLOYMENT
Payment of an annual incentive award under this plan does not imply contractual agreement to extend or continue employment of an employee beyond receipt of the annual incentive award.


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